SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 18, 2006 (October 13, 2006)
Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 200, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 589-3500

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.02 Results of Operations and Financial Condition
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1 CONSULTING AND SEPARATION AGREEMENT/JULIET M. REISING
EX-99.2 AGREEMENT BETWEEN COMPANY AND MARTIN D. KIDDER
EX-99.3 PRESS RELEASE DATED 10-18-06

Item 1.01 Entry into a Material Definitive Agreement.
     On October 13, 2006, Verso Technologies, Inc., a Minnesota corporation (the “Company”), entered into a Consulting and Separation Agreement (the “Reising Agreement”) with Juliet M. Reising, who has served as the Company’s Chief Financial Officer and Executive Vice President since September 2000, pursuant to which she has agreed to resign from such positions and all other positions held by her with the Company and its subsidiaries effective as of November 1, 2006 (the “Separation Date”). Pursuant to the Reising Agreement, Ms. Reising has agreed to (i) continue to serve as an employee of the Company from the Separation Date through November 30, 2006 (the “Continuation Period”) and to provide the Company during such period executive-level services similar to those provided by her while serving as the Company’s Chief Financial Officer (“Executive Services”); and (ii) consult with the Company regarding its business as may, from time to time from December 1, 2006 through January 1, 2007 (the “Consultancy Period”), be reasonably requested by the Company, provided that such consulting services shall be limited to Executive Services. Under the Reising Agreement, the Company has agreed to (a) provide Ms. Reising during the Continuation Period with such salary and benefits which Ms. Reising was entitled to receive prior to the Separation Date; and (b) grant to Ms. Reising no later than December 1, 2006, 66,936 shares of restricted stock pursuant to the Company’s 1999 Stock Incentive Plan, as amended (the “Incentive Plan”), which shares shall vest on January 1, 2007.
     In addition, Ms. Reising is entitled to receive from the Company certain benefits and payments pursuant to Section 10.1.1(ii) of that certain Amended and Restated Employment Agreement between the Company and Ms. Reising dated as of October 1, 2005 (the “Employment Agreement”), provided that the Company has agreed that, if there is a change in control (as defined in the Employment Agreement) prior to December 31, 2008, then Ms. Reising shall receive all remaining compensation due to her pursuant to Section 10.1.1(ii)(2) of the Employment Agreement in a lump sum payment no later than ten business days after such change in control.
     See Item 5.02 of this Current Report for disclosure regarding the terms of employment of Martin D. Kidder.
Item 2.02 Results of Operations and Financial Condition.
     The information in this Item 2.02 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.
     On October 18, 2006, the Company issued a press release in which it announced its anticipated revenues for the third quarter of 2006. A copy of that press release is attached as Exhibit 99.3 to this Current Report.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.
     See Item 1.01 of this Current Report for disclosure regarding Ms. Reising’s resignation as the Company’s Chief Financial Officer and Executive Vice President.
     On October 18, 2006, the Company announced that it had appointed Mr. Kidder to serve at the pleasure of the Company’s Board of Directors (the “Board”) as the Company’s Chief Financial Officer effective as of November 1, 2006. Mr. Kidder, age 43, served from June 2004 to October 2006 as

Corporate Controller of CipherTrust, Inc., a global provider of messaging security products that merged in August 2006 with Secure Computing Corporation. From August 2003 to June 2004, Mr. Kidder served as Controller of GE Energy Company’s Network Reliability Products and Services and Rentals businesses. From October 2001 to August 2003, Mr. Kidder served as Controller of Glenayre Technologies, Inc., a global provider of next-generation messaging solutions and enhanced services for wireless and wireline carriers and MSO/cable operators. From May 1992 to April 2001, Mr. Kidder served as Vice President and Controller of World Access, Inc., an international provider of voice, data and Internet products.
     The Company offered to employ Mr. Kidder as the Company’s Chief Financial Officer effective on November 1, 2006 on the following terms, which Mr. Kidder accepted: (i) the Company will pay to Mr. Kidder an annual base salary of $225,000; (ii) the Company will award to Mr. Kidder, in the discretion of the Board, annual bonuses on terms no less favorable than those awarded to other executive officers of the Company; and (iii) the Company will provide to Mr. Kidder such other benefits as other executives of the Company receive. The Company also has agreed to issue to Mr. Kidder promptly after the Company’s 2006 annual meeting, provided the proposal to amend the Incentive Plan to, among other things, increase the number of underlying shares is approved at such meeting, 75,000 shares of restricted stock pursuant to the Incentive Plan, which shares shall vest and otherwise be subject to the same terms as shares of restricted stock awarded to other executive officers of the Company (the “Shares”). If this proposal is not approved at the meeting, then the Company shall pay to Mr. Kidder the value of such Shares (determined as of November 1, 2006) in equal installments over a four-year period.
     If Mr. Kidder’s employment with the Company is terminated by the Company for cause, then Mr. Kidder is entitled to receive his accrued and unpaid base salary and paid time off through the date of such termination. If Mr. Kidder’s employment with the Company is terminated by the Company without cause, then Mr. Kidder is entitled to receive (i) his base salary as then in effect and other benefits for a period equal to one month for each month of his employment with the Company, with such period not to exceed twelve months; and (ii) any accrued and unused paid time off and accrued bonus through the date of termination. Notwithstanding the forgoing, if Mr. Kidder’s employment with the Company is terminated by the Company without cause in connection with a change of control of the Company (as defined in the Incentive Plan), then Mr. Kidder is entitled to receive his base salary as then in effect and other benefits for a period of one year after such termination.
     There are no family relationships between Mr. Kidder and any director or officer of the Company. Except as disclosed herein, no arrangement or understanding exists between Mr. Kidder and any other person pursuant to which Mr. Kidder was appointed to serve as an officer of the Company.
Item 9.01 Financial Statements and Exhibits.
          (a) – (b) Financial Statements of Business Acquired and Pro Forma Financial Information. None.
          (c)          Exhibits.

99.1	Consulting and Separation Agreement between the Company and Juliet M. Reising dated October 13, 2006.

99.2	Agreement between the Company and Martin D. Kidder dated October 5, 2006.

99.3	Press release dated October 18, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
VERSO TECHNOLOGIES, INC.

By:	/s/ Juliet M. Reising
Juliet M. Reising Chief Financial Officer

Dated: October 18, 2006

EXHIBIT INDEX

99.1	Consulting and Separation Agreement between the Company and Juliet M. Reising dated October 13, 2006.

99.2	Agreement between the Company and Martin D. Kidder dated October 5, 2006.

99.3	Press release dated October 18, 2006.